Exhibit 99.1

Lantronix Reports Fiscal Fourth Quarter and Full Year 2025 Financial Results

•	Fourth Quarter 2025 Net Revenue of $28.8 Million
•	Fourth Quarter 2025 GAAP EPS of ($0.07)
•	Fourth Quarter 2025 Non-GAAP EPS of $0.01

IRVINE, Calif., Aug. 27, 2025 – Lantronix Inc. (NASDAQ: LTRX), a global leader in compute and connectivity IoT solutions enabling Edge AI Intelligence, today reported results for the fiscal fourth quarter and full year ended June 30, 2025.

Management Commentary

“Fiscal 2025 was a year of strategic transformation for Lantronix, one in which we executed with discipline, streamlined our operations and made targeted investments in high-value markets,” said Saleel Awsare, president and CEO of Lantronix. “We strengthened our foundation for sustainable, profitable growth by aligning our resources with our highest-impact opportunities, enhancing supply chain resilience and advancing our platform capabilities. Recent design wins in drones, commercial Edge AI solutions and network infrastructure highlight our evolution into a strategic platform partner, helping customers accelerate intelligence at the edge. With expanding customer engagements, growing momentum across our Edge IoT and Network Infrastructure growth vectors as well as increasing operating leverage in our model, we enter fiscal 2026 well-positioned to capture multi-year, high-margin opportunities and maximize value for our shareholders.”

Q4 FY2025 Financial Results

•	Net Revenue: $28.8 million
•	GAAP EPS: ($0.07)
•	Non-GAAP EPS: $0.01

FY2025 Financial Results

•	Net Revenue: $122.9 million
•	GAAP EPS: ($0.29)
•	Non-GAAP EPS: $0.14

Q4 FY2025 and Recent Business Highlights

•	Secured multi-year contract with Tier-1 U.S. wireless operator to digitally manage nationwide backup power systems using Lantronix Edge gateways and the Percepxion platform, enhancing network resilience, reducing service disruptions and decreasing operational costs.

•	Selected by Red Cat’s Teal Drones to power U.S. Army-approved Black Widow™ drones with Lantronix’s TAA- and NDAA-compliant System on Module (SoM); initiated June-quarter shipments under the Army’s SRR Program, providing early fiscal 2026 revenue visibility and positioning the company for multi-year, high-margin growth in the secure defense drone market.

•	Partnered with Aerora to deliver Edge AI-enabled solutions for autonomous navigation in drones, robotics and surveillance, leveraging Open-Q SoMs and Teledyne FLIR imaging to accelerate AI development and reduce OEM time-to-market.

•	Launched NTC-500 Series industrial-grade 5G routers for private 5G, edge computing and industrial IoT, offering cost-effective, high-performance wireless connectivity with global certifications to enable scalable, low-latency enterprise mobility.

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•	Expanded leadership team with three strategic hires to accelerate growth in Edge IoT and Network Infrastructure:

o	Todd Rychecky – head of Out-of-Band Management, advancing network resilience and AI-driven connectivity solutions.
o	Eric Johnson – leader of Compute Ecosystem strategy, expanding partnerships and accelerating growth in AI, Edge Computing, Industry 4.0 and Industrial IoT.
o	Scott Wallace – head of the Project Management Office, driving execution and scaling initiatives with extensive wireless and IoT industry experience.

Q1 FY2026 Financial Outlook

•	Revenue: $28.5 million to $30.5 million
•	Non-GAAP EPS: $0.02 to $0.04

Conference Call and Webcast

Management will host an investor conference call and audio webcast today (Wednesday, Aug. 27, 2025) at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time) to discuss its results for the fiscal fourth quarter and full year of 2025. To access the live conference call, investors should dial 1-844-802-2442 (U.S.) or 1-412-317-5135 (international) and indicate they are participating in the Lantronix fiscal 2025 fourth-quarter call.

Investors can access a conference call replay starting at approximately 5:00 p.m. Pacific Time on Aug. 27, 2025, on the Lantronix website. A telephonic replay will also be available through Sept. 3, 2025, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) or Canada Toll-Free 855-669-9658 and entering passcode 3326088.

About Lantronix

Lantronix Inc. (Nasdaq: LTRX) is a global leader in Edge AI and Industrial IoT solutions, delivering intelligent computing, secure connectivity and remote management for mission-critical applications. Serving high-growth markets, including smart cities, enterprise IT and commercial and defense unmanned systems, Lantronix enables customers to optimize operations and accelerate digital transformation. Its comprehensive portfolio of hardware, software and services powers applications from secure video surveillance and intelligent utility infrastructure to resilient out-of-band network management. By bringing intelligence to the network edge, Lantronix helps organizations achieve efficiency, security and a competitive edge in today’s AI-driven world.

For more information, visit the Lantronix website.

Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net loss consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net income by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

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Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for the first fiscal quarter of 2026, our positioning for sustainable, profitable growth and to capture multi-year, high-margin opportunities as a result of the strategic transformation executed during fiscal 2025, and our expectations regarding the short- and long-term benefits of our recent design wins and strategic hires. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to changes in U.S. trade policy, including recently increased or future tariffs, a pandemic or similar outbreak, wars and recent conflicts in Europe, Asia and the Middle East, hostilities in the Red Sea, or other causes; our ability to successfully convert our backlog and current demand;  the impact of a pandemic or similar outbreak on our business, employees, customers, supply and distribution chains and the global economy; our ability to successfully implement our acquisition strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; our use of AI may result in reputational, competitive or financial harm and liability; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; issues relating to the stability of our financial and banking institutions and relationships; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; the impact of rising interest rates; our ability to attract and retain qualified management; and any additional factors included in our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2025, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, to be filed with the SEC on or about August 29, 2025, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

©2025 Lantronix, Inc. All rights reserved. Lantronix is a registered trademark. Other trademarks and trade names are those of their respective owners.

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Lantronix Analyst and Investor Contact:

investors@lantronix.com

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LANTRONIX, INC.

Unaudited Consolidated Balance Sheets

(In thousands, except share and par value data)

	June 30,	June 30,
	2025	2024

Assets
Current Assets:
Cash and cash equivalents	$20,098	$26,237
Accounts receivable, net	25,092	31,279
Inventories, net	26,371	27,698
Contract manufacturers' receivable	3,071	1,401
Prepaid expenses and other current assets	2,761	2,335
Total current assets	77,393	88,950

Property and equipment, net	2,456	4,016
Goodwill	31,089	27,824
Intangible assets, net	3,738	5,251
Lease right-of-use assets	8,422	9,567
Other assets	624	600
Total assets	$123,722	$136,208

Liabilities and stockholders' equity
Current Liabilities:
Accounts payable	$13,259	$10,347
Accrued payroll and related expenses	3,471	5,836
Current portion of long-term debt, net	3,070	3,002
Other current liabilities	10,622	10,971
Total current liabilities	30,422	30,156
Long-term debt, net	8,684	13,219
Other non-current liabilities	10,238	11,478
Total liabilities	49,344	54,853

Commitments and contingencies

Stockholders' equity:
Preferred stock, $0.0001 par value; 5,000,000 shares authorized; none issued and outstanding	–	–
Common stock, $0.0001 par value; 100,000,000 shares authorized; 39,102,563 and 37,872,883 shares issued and outstanding at June 30, 2025 and 2024, respectively	4	4
Additional paid-in capital	308,397	304,001
Accumulated deficit	(234,394)	(223,021)
Accumulated other comprehensive income	371	371
Total stockholders' equity	74,378	81,355
Total liabilities and stockholders' equity	$123,722	$136,208

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LANTRONIX, INC.

Unaudited Consolidated Statements of Operations

(In thousands, except per share data)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2025	2025	2024	2025	2024

Net revenue	$28,839	$28,500	$49,075	$122,923	$160,327
Cost of revenue	17,302	16,097	30,353	71,224	95,973
Gross profit	11,537	12,403	18,722	51,699	64,354
Operating expenses:
Selling, general and administrative	9,009	8,959	11,059	36,246	40,206
Research and development	4,194	4,463	5,265	18,597	20,282
Restructuring, severance and related charges	861	1,581	523	3,535	1,423
Acquisition-related costs	34	100	–	371	–
Fair value remeasurement of earnout consideration	–	–	–	–	(9)
Amortization of intangible assets	573	879	1,310	3,951	5,314
Total operating expenses	14,671	15,982	18,157	62,700	67,216
Income (loss) from operations	(3,134)	(3,579)	565	(11,001)	(2,862)
Interest expense, net	(107)	(159)	(175)	(511)	(916)
Other income (expense), net	(52)	(19)	9	(100)	7
Income (loss) before income taxes	(3,293)	(3,757)	399	(11,612)	(3,771)
Provision for (benefit from) income taxes	(662)	111	13	(239)	745
Net income (loss)	$(2,631)	$(3,868)	$386	$(11,373)	$(4,516)

Net income (loss) per share - basic	$(0.07)	$(0.10)	$0.01	$(0.29)	$(0.12)
Net income (loss) per share - diluted	$(0.07)	$(0.10)	$0.01	$(0.29)	$(0.12)

Weighted-average common shares - basic	38,975	38,820	37,697	38,613	37,386
Weighted-average common shares - diluted	38,975	38,820	38,096	38,613	37,386

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LANTRONIX, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(In thousands)

	Three Months Ended			Years Ended
	June 30,	March 31,	June 30,	June 30,
	2025	2025	2024	2025	2024

GAAP net income (loss)	$(2,631)	$(3,868)	$386	$(11,373)	$(4,516)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	40	34	66	186	237
Employer portion of withholding taxes on stock grants	1	–	1	8	7
Amortization of manufacturing profit in acquired inventory	44	44	126	88	822
Depreciation and amortization	97	101	124	435	463
Total adjustment to costs of revenue	182	179	317	717	1,529
Selling, general and administrative:
Share-based compensation	1,095	1,159	2,010	4,424	6,248
Employer portion of withholding taxes on stock grants	14	13	19	125	87
Depreciation and amortization	316	345	369	1,360	1,393
Total adjustments to selling, general and administrative	1,425	1,517	2,398	5,909	7,728
Research and development:
Share-based compensation	367	324	471	1,522	1,852
Employer portion of withholding taxes on stock grants	2	4	4	27	31
Depreciation and amortization	53	56	72	289	308
Total adjustments to research and development	422	384	547	1,838	2,191
Restructuring, severance and related charges	861	1,581	523	3,535	1,423
Acquisition related costs	34	100	–	371	–
Fair value remeasurement of earnout consideration	–	–	–	–	(9)
Amortization of purchased intangible assets	573	879	1,310	3,951	5,314
Litigation settlement cost	–	–	115	198	115
Total non-GAAP adjustments to operating expenses	3,315	4,461	4,893	15,802	16,762
Interest expense, net	107	159	175	511	916
Other expense (income), net	52	19	(9)	100	(7)
Provision for (benefit from) income taxes	(662)	111	13	(239)	745
Total Non-GAAP adjustments	2,994	4,929	5,389	16,891	19,945
Non-GAAP net income	$363	$1,061	$5,775	$5,518	$15,429

Non-GAAP net income per share (diluted)	$0.01	$0.03	$0.15	$0.14	$0.40

Denominator for GAAP net income per share (diluted)	38,975	38,820	38,096	38,613	37,386
Non-GAAP adjustment	108	1,300	771	820	1,367
Denominator for non-GAAP net income per share (diluted)	39,083	40,120	38,867	39,433	38,753

GAAP cost of revenue	$17,302	$16,097	$30,353	$71,224	$95,973
Non-GAAP adjustments to cost of revenue	(182)	(179)	(317)	(717)	(1,529)
Non-GAAP cost of revenue	17,120	15,918	30,036	70,507	94,444
Non-GAAP gross profit	$11,719	$12,582	$19,039	$52,416	$65,883
Non-GAAP gross margin	40.6%	44.1%	38.8%	42.6%	41.1%

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LANTRONIX, INC.

Unaudited Net Revenues by Product Line and Region

(In thousands)

	Three Months Ended			Years Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Embedded IoT Solutions	$10,219	$11,990	$11,364	$46,380	$46,953
IoT System Solutions	16,654	14,730	35,603	68,735	104,450
Software & Services	1,966	1,780	2,108	7,808	8,924
	$28,839	$28,500	$49,075	$122,923	$160,327

	Three Months Ended			Years Ended
	June 30, 2025	March 31, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Americas	$19,823	$16,497	$17,126	$70,126	$78,203
EMEA	5,330	6,048	26,194	30,898	64,025
APJ	3,686	5,955	5,755	21,899	18,099
	$28,839	$28,500	$49,075	$122,923	$160,327

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